Exhibit 99.1

Guardant Health, Inc. Announces Proposed Convertible Senior Notes Offering

Redwood City, California—(BUSINESS WIRE)—Nov. 16, 2020—Guardant Health, Inc. (Nasdaq: GH) today announced its intention to offer, subject to market and other conditions, $1,000,000,000 aggregate principal amount of convertible senior notes due 2027 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Guardant Health also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date notes are first issued, up to an additional $150,000,000 principal amount of notes.

The notes will be senior, unsecured obligations of Guardant Health, will accrue interest payable semi-annually in arrears and will mature on November 15, 2027, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Guardant Health will settle conversions by paying or delivering, as applicable, cash, shares of its common stock or a combination of cash and shares of its common stock, at Guardant Health’s election. The notes will be redeemable, in whole or in part, for cash at Guardant Health’s option at any time, and from time to time, on or after November 20, 2024 and on or before the 25th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Guardant Health’s common stock exceeds 130% of the conversion price for a specified period of time. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

Guardant Health intends to use a portion of the net proceeds from the offering to fund the cost of entering into the capped call transactions described below. Guardant Health intends to use the remainder of the net proceeds from the offering for general corporate purposes and working capital, including increasing investment in research and development and sales and marketing activities to expand its business, as well as general and administrative matters. Guardant Health may also use a portion of the net proceeds to acquire complementary products, technologies, intellectual property or businesses as part of its growth strategy; however, Guardant Health currently does not have any agreements or commitments to complete any such transactions and is not involved in negotiations regarding such transactions. If the initial purchasers exercise their option to purchase additional notes, then Guardant Health intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described below.

In connection with the pricing of the notes, Guardant Health expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of common stock initially underlying the notes. The capped call transactions are expected generally to reduce potential dilution to Guardant Health’s common stock upon conversion of the notes or at Guardant Health’s election (subject to certain conditions) offset any cash payments Guardant Health is required to make in excess of the aggregate principal amount of converted notes, as the case may be, with such reduction or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Guardant Health’s common stock and/or enter into various derivative transactions with respect to Guardant Health’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Guardant Health’s common stock or the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Guardant Health’s common stock and/or purchasing or selling Guardant Health’s common stock or other securities issued by Guardant Health in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so on each exercise date of the capped call transactions, which are expected to occur during the 25 trading day period beginning on the 26th scheduled trading day prior to the maturity date of the notes, or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Guardant Health’s common stock or the notes, which could affect a noteholder’s ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares and value of the consideration that a noteholder will receive upon conversion of the notes.

In addition, if any such capped call transaction fails to become effective, whether or not this offering of the notes is completed, the option counterparty party thereto may unwind its hedge positions with respect to Guardant Health’s common stock, which could adversely affect the value of Guardant Health’s common stock and, if the notes have been issued, the value of the notes.

The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About Guardant Health

Guardant Health is a leading precision oncology company focused on helping conquer cancer globally through use of its proprietary blood tests, vast data sets and advanced analytics. The Guardant Health Oncology Platform leverages capabilities to drive commercial adoption, improve patient clinical outcomes and lower healthcare costs across all stages of the cancer care continuum. Guardant Health has launched liquid biopsy-based Guardant360®, Guardant360 CDx and GuardantOMNI® tests for advanced stage cancer patients. These tests fuel development of its LUNAR program, which aims to address the needs of early stage cancer patients with neoadjuvant and adjuvant treatment selection, cancer survivors with surveillance, asymptomatic individuals eligible for cancer screening and individuals at a higher risk for developing cancer with early detection.

Forward-Looking Statements

This press release includes forward-looking statements, including statements regarding the completion, timing and size of the proposed offering, the intended use of the proceeds, the terms of the notes being offered, the anticipated terms of, and the effects of entering into, the capped call transactions described above and the actions of the option counterparties and their respective affiliates. Forward-looking statements represent Guardant Health’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are market conditions, including market interest rates, the trading price and volatility of Guardant Health’s common stock and risks relating to Guardant Health’s business, including those described in periodic reports that Guardant Health files from time to time with the SEC. Guardant Health may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offer or the notes or its ability to effectively apply the net proceeds as described above. The forward-looking statements included in this press release speak only as of the date of this press release, and Guardant Health does not undertake to update the statements included in this press release for subsequent developments, except as may be required by law.

Contact Information

Investor Contact:

Carrie Mendivil

investors@guardanthealth.com

Media Contact:

Anna Czene

press@guardanthealth.com